SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or sectin 240.14a-12


        Diversified Investors Variable Funds - Special Equity Subaccount
                (Name of Registrant as Specified In Its Charter)

                               Andres E. Saldana
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.   Title of each class of securities to which transaction applies:
      ______________________________________________________________________
      2.   Aggregate number of securities to which transaction applies:
      ______________________________________________________________________
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      ______________________________________________________________________
      4.   Proposed maximum aggregate value of transaction:
      ______________________________________________________________________
      5.   Total fee paid:
      ______________________________________________________________________

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:
      ______________________________________________________________________

      2.   Form, Schedule or Registration Statement No.:
      ______________________________________________________________________

      3.   Filing Party:
      ______________________________________________________________________

      4.   Date Filed:
      ______________________________________________________________________

                       AUSA LIFE INSURANCE COMPANY, INC.

                             4 Manhattanville Road
                            Purchase, New York 10577




January 31, 1997


Dear Contract Holder:


On February 28, 1997 at 9:30 a.m. (Eastern Time) we will hold a special meeting of contract holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in the Diversified Investors Variable Funds Special Equity Subaccount (the "Subaccount") of Diversified Investors Variable Funds to vote on important proposals relating to the Subaccount.


VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

As a contract holder, you cast one vote for each $100 of dollar value of units that you own. Every contract holder's vote is important, no matter how many units you own. By separate mailing, you will obtain instructions from affected contract participants on how to vote your units.

Please take a few minutes to read the enclosed materials and then cast your vote on the enclosed proxy card in accordance with instructions received from your plan participant. Items 1 and 2 have been carefully considered by AUSA, which is responsible for protecting your interests as a contract holder. AUSA believes that the proposals are fair and reasonable and recommends that you vote in favor of the proposals.

The proposals you will vote on for the Subaccount are summarized below. Complete information is contained in the enclosed Proxy Statement.

      ITEM 1. To instruct AUSA to vote with respect to the approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. (the "Adviser") and Liberty Investment Management, a division of Goldman Sachs Asset Management.

      ITEM 2. To instruct AUSA to vote with respect to the selection of Coopers & Lybrand L.L.P. as the independent certified public accountants of Special Equity Portfolio, a series of Diversified Investors
                Portfolios.

      ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

After you have voted on Items 1 and 2, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This is your opportunity to voice your opinion on matters affecting the Subaccount. Your participation is extremely important, no matter how many or how few units you own.

We appreciate your prompt response.  Thank you.

Sincerely,

Robert F. Colby
Vice President and Assistant Secretary

                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                            Purchase, New York 10577



                NOTICE OF A SPECIAL MEETING OF CONTRACT HOLDERS

                        To be held on February 28, 1997

Dear Participant:

Certain contributions made on your behalf to AUSA Life Insurance Company, Inc. ("AUSA") with respect to the Group Variable Annuity Contract (the "Contract") issued by AUSA to the holder of the Contract (the "Contract Holder") have been allocated at your direction to Diversified Investors Variable Funds Special Equity Subaccount (the "Subaccount"), a subaccount of Diversified Investors Variable Funds, which is a separate account of AUSA. All of the investable assets of the Subaccount are invested in Special Equity Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios (the "Portfolio Series"), which is a registered investment company.

The Portfolio has called a meeting of its investors, including the Subaccount, to vote on certain matters. AUSA, as the legal owner of all of the assets of the Subaccount, will vote on such matters in accordance with the instructions received from contract owners of the Group Variable Annuity Contracts with unit interests in the Subaccount, including the Contract Holder.


As a participant of record at the close of business on January 20, 1997 (the "Record Date"), you are entitled to instruct the Contract Holder as to how it should vote on certain proposals to be considered at a Special Meeting of Contract Holders described in the enclosed Notice of Special Meeting and at any adjournments thereof (the "Meeting"). The enclosed Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed to you and other participants by the Contract Holder on or about January 31, 1997.

The Meeting will be held at the offices of Diversified Investment Advisors, Inc. at 4 Manhattanville Road, Purchase, New York 10577, on February 28, 1997 at 9:30 a.m. Eastern Time. You are entitled to provide the Contract Holder with voting instructions for the following proposals to be voted upon:


      ITEM 1. To instruct AUSA to vote with respect to the approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. (the "Adviser") and Liberty Investment Management, a division of Goldman Sachs Asset Management.

      ITEM 2. To instruct AUSA to vote with respect to the selection of Coopers & Lybrand L.L.P. as the independent certified public accountants of Special Equity Portfolio, a series of Diversified Investors Portfolios.

      ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

The proposals to be considered at the Meeting are discussed in the enclosed Proxy Statement. You are urged to read the enclosed Proxy Statement prior to completing your ballot instructing the Contract Holder how to vote.

To instruct the Contract Holder as to how to vote your interests in the Contract allocated to the Subaccount, you are asked to promptly mark your voting instructions on the enclosed ballot, then sign, date and mail it in the accompanying envelope.

IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE THE INTERESTS REPRESENTED THEREBY FOR THE PROPOSALS.

THE UNIT INTERESTS FOR WHICH THE CONTRACT HOLDER RECEIVES NO VOTING INSTRUCTIONS FROM PARTICIPANTS WILL BE VOTED BY THE CONTRACT HOLDER IN THE SAME PROPORTION AS UNIT INTERESTS FOR WHICH THE CONTRACT HOLDER DID, IN FACT, RECEIVE VOTING INSTRUCTIONS.

AUSA is not aware of any matters, other than the specified proposals, to be acted upon at the Meeting. If any other matters come before the Meeting, the Contract Holder will vote upon such matters in its discretion. The Contract Holder reserves the right to vote for the adjournment of the Meeting for the purpose of further solicitation of voting instructions.

At any time prior to the vote by the Contract Holder of the interests in the Subaccount, you may revoke your voting instructions by written notice to the Assistant Secretary of AUSA at 4 Manhattanville Road, Purchase, New York 10577.

In addition to solicitation by mail, ballots may be solicited by the Board of Directors, officers and employees of the Contract Holder without compensation therefor.

Very truly yours,

AUSA LIFE INSURANCE CO., INC.



By:    Robert F. Colby
Title: Vice President and Assistant Secretary


January 31, 1997


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED BALLOT, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS


            a separate account of AUSA Life Insurance Company, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                 NOTICE OF SPECIAL MEETING OF CONTRACT HOLDERS

                          TO BE HELD FEBRUARY 28, 1997


A Special Meeting of Contract Holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in the DIVERSIFIED INVESTORS VARIABLE FUNDS SPECIAL EQUITY SUBACCOUNT (the "Subaccount") of DIVERSIFIED INVESTORS VARIABLE FUNDS (the "Diversified Account"), a unit investment trust registered with the Securities and Exchange Commission, will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville, Purchase, New York 10577, on February 28, 1997 at 9:30 a.m. Eastern Time, for the following purposes:


      ITEM 1. To instruct AUSA to vote with respect to the approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. (the "Adviser") and Liberty Investment Management, a division of Goldman Sachs Asset Management.

      ITEM 2. To instruct AUSA to vote with respect to the selection of Coopers & Lybrand L.L.P. as the independent certified public accountants of Special Equity Portfolio, a series of Diversified Investors Portfolios.

      ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 AND
2.

Only contract holders of record on January 20, 1997 will be entitled to vote at the Special Meeting of Contract Holders and at any adjournments thereof.


                     Robert F. Colby,  Vice President and Assistant Secretary


January 31, 1997



YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                           SPECIAL EQUITY SUBACCOUNT


                                       OF

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
            a separate account of AUSA Life Insurance Company, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                                PROXY STATEMENT


This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed on or about January 31, 1997 by the Board of Directors of AUSA Life Insurance Company, Inc. ("AUSA"), on behalf of Diversified Investors Variable Funds (the "Diversified Account"), a separate account of AUSA. They are being furnished in connection with the solicitation by the Board of Directors of AUSA of proxies of contract holders (the "Contract Holders") of Group Variable Annuity Contracts (the "Contracts") issued by AUSA with unit interests ("Units") in the Diversified Investors Variable Funds Special Equity Subaccount (the "Subaccount"), for use at the special meeting of Contract Holders, or any adjournment thereof, to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on February 28, 1997 at 9:30 a.m. Eastern Time (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting.

The Subaccount is one of thirteen subaccounts of the Diversified Account, which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The Diversified Account was established as a separate account under the New York Insurance Law by AUSA on November 30, 1993. The Subaccount was established on the same date. The mailing address of AUSA and the Diversified Account is 4 Manhattanville Road, Purchase, New York 10577. All of the investable assets of the Subaccount are invested in Special Equity Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios (the "Portfolio Series"), which is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

The annual report for the Subaccount for the period ended December 31, 1995, including audited financial statements, and the semi-annual report for the Subaccount for the period ended June 30, 1996 have previously been sent to Contract Holders and are available upon request without charge by contacting Catherine A. Mohr, AUSA Life Insurance Company, Inc., 4 Manhattanville Road, Purchase, New York 10577 or by calling AUSA toll-free at (800) 926-0044.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

The Subaccount is a holder of a beneficial interest in the Portfolio. AUSA, as the legal owner of all of the assets of the Subaccount, has been asked to vote on a certain matters with respect to the Portfolio because the Portfolio has called a meeting of its investors to vote on such matters. AUSA will vote on such matters in accordance with the instructions received from Contact Holders. Each employee participating under a Contract issued to or adopted by a Contract Holder on the Record Date (a "Participant") shall have the right to give written instructions to the applicable Contract Holder with respect to the interests in the Portfolio attributable to his or her portion of the Units held in the Subaccount. Each Contract Holder shall provide voting instructions to AUSA with respect to its Units in accordance with the instructions received from its Participants.


The close of business on January 20, 1997 has been fixed as the Record Date for the determination of (a) Contract Holders entitled to notice of and to vote at the Meeting, and (b) Participants entitled to give instructions to Contract Holders as to how to vote at the Meeting. Contract Holders of record at the close of business on the Record Date will be entitled to one vote per $100 of dollar value of Units in the Subaccount, with fractional votes for amounts less than $100. Units with aggregate dollar value of $47,143,235 were outstanding as of the close of business on the Record Date.


If the accompanying form of proxy is executed properly and returned, the Units represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Assistant Secretary of AUSA at 4 Manhattanville Road, Purchase, New York 10577.

The presence in person or by proxy of the holders of a majority of the Units of the Subaccount is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as Units that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Because AUSA is the sole Contract Holder, a quorum will be present at the Meeting. AUSA, as the sole Contract Holder, will vote its Units in accordance with instructions received from the Participants, as described below. AUSA will vote all Units for which no instructions are received for the proposals.

The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be borne by Liberty Investment Management, a division of Goldman Sachs Assets Management. In addition to solicitation by mail, proxies may be solicited by the Board of Directors, officers and regular employees and agents of AUSA without compensation therefor. Liberty Investment Management may reimburse Contract Holders and others for their expenses in forwarding proxy materials to Participants and soliciting them to provide instructions to the Contract Holders.

INTERESTS OF CERTAIN PERSONS

As of the Record Date, no Directors or officers of AUSA owned beneficially or had the right to vote outstanding Units. As of the Record Date, AUSA owned of record 100% of the outstanding Units.

SUBMISSION OF CERTAIN PROPOSALS

Since neither the Diversified Account nor the Subaccount holds annual meetings of contract holders, Contract Holder proposals to be presented at any subsequent meeting of contract holders must be received by AUSA at its office within a reasonable time before the proxy solicitation is made.

ITEM 1. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND LIBERTY INVESTMENT MANAGEMENT, A DIVISION OF GOLDMAN SACHS ASSET MANAGEMENT

THE TRANSACTION


Liberty Investment Management, Inc. ("Liberty") currently serves as one of four investment subadvisers to the Portfolio pursuant to an Investment Subadvisory Agreement dated as of May 1, 1995, between Liberty and the Adviser (the "Current Liberty Subadvisory Agreement"). Liberty has entered into a definitive agreement for the sale of its assets to Goldman, Sachs & Co. ("Goldman Sachs"). The transaction (the "Transaction") is expected to be carried out in stages. The first stage of the Transaction closed on January 2, 1997 and effected the sale of a majority of the assets of Liberty to Goldman Sachs, not including the Current Liberty Advisory Agreement. The Liberty assets purchased by Goldman Sachs, along with the key personnel of Liberty described below, will operate as a division ("New Liberty") of Goldman Sachs Asset Management ("GSAM"), which is in turn a separate operating division of Goldman Sachs. New Liberty may operate under the name Liberty Investment Management or under the name Goldman Sachs Asset Management.


Liberty will continue to operate as a separate entity after January 2, 1997 until such time as Liberty transfers its remaining assets to New Liberty in one or more subsequent stages of the Transaction, or otherwise disposes of any remaining assets.

Because completion of the Transaction with respect to the Current Liberty Subadvisory Agreement will result in an assignment and automatic termination of that agreement, Contract Holders of the Subaccount are being asked to vote on a new subadvisory agreement (the "New Liberty Subadvisory Agreement") between New Liberty and the Adviser. The terms and conditions of the New Liberty Subadvisory Agreement, including the investment advisory fees, are identical to the terms and conditions of the Current Liberty Subadvisory Agreement, with the exception of the effective date, termination date and the entity to act as subadviser.

BACKGROUND

As disclosed in the Diversified Account's Prospectus, the Subaccount is a SpokeSM fund within a two-tier, master/feeder mutual fund structure, also referred to as a Hub and Spoke(R) investment fund structure. Hub and Spoke(R) is a registered service mark of Signature Financial Group, Inc. In the Hub and Spoke(R) investment fund structure, all of the investable assets of the Subaccount are invested in the Portfolio.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio Series, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees"), on November 12, 1996. Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects, subject to the review and approval of the Board of Trustees of the Portfolio Series, appropriate subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees of the Portfolio Series, and reviews such subadviser's continued performance.

Liberty maintains its principal office at 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607. The Adviser has delegated the responsibility for the daily management of the Portfolio to Liberty and three other subadvisers. The Current Liberty Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio Series, including the Independent Trustees, on November 12, 1996. The Current Liberty Subadvisory Agreement was most recently approved by the holders of beneficial interests in the Portfolio Series, including the Subaccount, on April 24, 1995, in connection with Liberty's succession to a portion of the business of Eagle Asset Management, Inc., a former subadviser to the Portfolio.

On October 23, 1996, Liberty entered into a definitive agreement for the sale of its assets to Goldman Sachs. In connection with the sale, Goldman Sachs has provided incentives for certain key personnel to remain employed with New Liberty.

In connection with the Transaction, Herbert E. Ehlers, Lincoln Kinnicutt and Timothy G. Ebright, currently the Chairman and Chief Executive Officer, President and Senior Vice President, respectively, of Liberty, have each entered into separate employment agreements with Goldman Sachs. The agreements provide that upon completion of the first stage of the Transaction, Mr. Ehlers will serve as a Managing Director of Goldman Sachs, Mr. Kinnicutt will continue to exercise his current sales, marketing and client liaison functions with New Liberty, and Mr. Ebright will continue to exercise his current portfolio management functions with New Liberty. Messrs. Ehlers, Kinnicutt and Ebright will also retain their current titles and functions with Liberty until all remaining assets of Liberty are subsequently transferred to New Liberty or otherwise disposed of, and Liberty is dissolved.

All key personnel and investment research and management professionals of Liberty, except for John Carlson, who is no longer employed by Liberty, have signed long-term employment agreements with Goldman Sachs. With the exception of Mr. Carlson, it is expected that all of the current portfolio managers will continue to be responsible for the day-to-day investment management of their existing client assignments. The same individuals who currently provide portfolio management services to the Portfolio will continue to do so. New Liberty will continue to be staffed by the current personnel of Liberty, including, in addition to management and research team members, traders as well as the institutional administrative, operations and client services personnel.

The first stage of the Transaction, which was subject to various approvals and consents, closed on January 2, 1997 with respect to a majority of the assets of Liberty, not including the Current Liberty Subadvisory Agreement. The Transaction will be completed with respect to the Current Liberty Subadvisory Agreement if the holders of beneficial interests in the Portfolio approve the New Liberty Subadvisory Agreement. Contact Holders of the Subaccount are being asked to vote on the New Liberty Subadvisory Agreement because the Portfolio has asked the Subaccount, and the Portfolio's other investors, to vote on the same agreement.

After completion of the Transaction, New Liberty will maintain its principal business office in Tampa, as well as an office in Yardley, Pennsylvania with respect to Mr. Ebright's portfolio management functions. New Liberty will operate as a division of GSAM. No fundamental changes in investment philosophy or processes are anticipated.

The following information regarding Goldman Sachs has been provided by Goldman Sachs. GSAM, a separate operating division of Goldman Sachs, has its principal business address at One New York Plaza, New York, New York 10004. Goldman Sachs is a worldwide investment banking firm and has its principal business address at 85 Broad Street, New York, New York 10004. The principal executive officers of Goldman Sachs are Jon S. Corzine and Henry M. Paulson. The principal occupation of each of Messrs. Corzine and Paulson is the management of Goldman Sachs. The general partners of Goldman Sachs are The Goldman Sachs Group, L.P. (a Delaware limited partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The principal business address of the principal executive officers and general partners of Goldman Sachs is 85 Broad Street, New York, New York 10004. The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSC owns 0.2% of the voting securities of GSCLLC. GSC is the sole general partner of GSGLP and owns 0.2% of the voting securities of GSGLP. GSGLP is also a parent of GSCLLC, and GSGLP owns 99.8% of the voting securities of GSCLLC.

The Board of Trustees of the Portfolio Series and the Adviser propose that New Liberty be appointed as a subadviser to the Portfolio upon consummation of the Transaction with respect to the Current Liberty Subadvisory Agreement. The proposed appointment of New Liberty as a subadviser to the Portfolio is based primarily on the desire of the Board of Trustees of the Portfolio Series to have the current investment management team of Liberty continue to provide portfolio management services to the Portfolio, including Messrs. Ehlers and Ebright, who have been primarily responsible for the subadvisory services provided to the Portfolio since the Portfolio's inception. The fees to be paid to New Liberty under the New Liberty Subadvisory Agreement will be the same as the fees currently paid to Liberty under the Current Liberty Subadvisory Agreement.

As required by the 1940 Act, the Current Liberty Subadvisory Agreement between Liberty and the Adviser provides for its automatic termination upon its "assignment." The 1940 Act defines "assignment" to include any direct or indirect transfer or hypothecation of a contract or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. Consummation of the Transaction with respect to the Current Liberty Subadvisory Agreement will give rise to an assignment within the meaning of the 1940 Act, and therefore will result in the automatic termination of the Current Liberty Subadvisory Agreement.

In accordance with the requirements of the 1940 Act, the New Liberty Subadvisory Agreement must be approved by the holders of beneficial interests in the Portfolio. AUSA, as the legal owner of all of the assets of the Subaccount, has been asked to vote on the approval of the New Liberty Subadvisory Agreement. AUSA will vote on the approval of the New Liberty Subadvisory Agreement in accordance with the instructions received from Contract Holders at the Meeting on this Item 1.

Because there are holders of beneficial interests in the Portfolio other than the Subaccount, it is possible that the New Liberty Subadvisory Agreement will not be approved by the requisite vote, even if AUSA is instructed to vote for approval of the New Liberty Subadvisory Agreement by the Contract Holders and their Participants. It is also possible that the New Liberty Subadvisory Agreement will be approved by the requisite vote, even if AUSA is instructed to vote against approval of the New Liberty Subadvisory Agreement by the Contract Holders and their Participants.

If New Liberty's appointment is approved in accordance with the 1940 Act, New Liberty will replace Liberty as one of the Portfolio's subadvisers.

THE CURRENT AND NEW LIBERTY SUBADVISORY AGREEMENTS


If the proposed New Liberty Subadvisory Agreement between New Liberty and the Adviser is approved by the required holders of beneficial interests in the Portfolio, as described herein, New Liberty would serve as an investment subadviser to the Portfolio. The terms and conditions of the New Liberty Subadvisory Agreement are substantially identical to those of the Current Liberty Subadvisory Agreement, with the exception of the identity of the service provider, the effective date and the termination date. The New Liberty Subadvisory Agreement, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will become effective upon such approval and will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The New Liberty Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio Series or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The New Liberty Subadvisory Agreement may also be terminated by New Liberty upon 90 days' advance written notice to the Adviser. The New Liberty Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the New Liberty Subadvisory Agreement, as under the Current Liberty Subadvisory Agreement, New Liberty will furnish continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and investment restrictions imposed by the Portfolio's then current registration statement under the 1940 Act. As under the Current Liberty Subadvisory Agreement, investment management decisions of New Liberty will be made by the investment management team at New Liberty. New Liberty will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Current Liberty Subadvisory Agreement, the New Liberty Subadvisory Agreement provides that New Liberty shall be responsible only for managing the assets of the Portfolio in good faith and in accordance with investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) selection of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, or (iv) registration with any government or agency. The New Liberty Subadvisory Agreement also provides that New Liberty shall be indemnified by the Adviser for any loss incurred by New Liberty in carrying out the terms and provisions of the New Liberty Subadvisory Agreement, including reasonable attorney's fees, indemnification to brokers and commission merchants, fines, taxes, penalties and interest. New Liberty, however, shall be liable for any liability, damages, or expenses of the Adviser arising out of negligence, malfeasance or violation of applicable law by New Liberty or any of its employees in providing management services under the agreement; and, in such cases, the indemnification by the Adviser described above shall be inapplicable.

Contract Holders and Participants should refer to Exhibit A attached hereto for the complete terms of the New Liberty Subadvisory Agreement, and the description of the New Liberty Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the New Liberty Subadvisory Agreement as set forth in such Exhibit.

INVESTMENT ADVISORY FEE

The fees under the New Liberty Subadvisory Agreement will be the same as the fees under the Current Liberty Subadvisory Agreement. Under the New Liberty Subadvisory Agreement, the Adviser (not the Subaccount or the Portfolio) will pay New Liberty a fee for its services at the annual rate of 0.50% of the Portfolio's net assets under management by New Liberty. Fees will be calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio under management by New Liberty by 0.50% and dividing by twelve. Fees will be paid by the Adviser quarterly.

Net fees accrued to Liberty for services provided pursuant to the Current Liberty Subadvisory Agreement for the fiscal year ended December 31, 1996 were $294,515. Neither Liberty nor any affiliated person of Liberty, nor any affiliated person of any such person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1996. There were no other material payments by the Adviser or the Portfolio to Liberty, or any affiliated person of Liberty, during the fiscal year of the Portfolio ended December 31, 1996.

As of December 31, 1996, the Portfolio had net assets of $507,254,836.


INFORMATION REGARDING LIBERTY

Liberty, a Florida corporation organized on August 30, 1994, is registered as an investment adviser under the Investment Advisers Act of 1940. It is an investment management firm that provides investment advisory services to institutional clients, including employee benefit plans, endowments, foundations, other tax-exempt funds and registered investment companies.


On October 27, 1994, Liberty entered into an agreement with Eagle Asset Management, Inc. ("Eagle") and Raymond James Financial, Inc. ("RJF"). RJF is the parent company of, among other companies, Eagle. Under this agreement, Liberty assumed as of January 1, 1995 portfolio management duties for substantially all equity institutional accounts previously managed by Eagle. These accounts represented approximately $4.3 billion of the $8.7 billion managed by RJF subsidiaries as of September 30, 1994. In return, RJF was to receive, for a period of five years, 50% of the fee revenues generated by previous Eagle accounts which became or become clients of Liberty during this period. In addition, after five years and at certain other designated times, RJF would have the option to acquire a 20% ownership interest in Liberty at a favorable price. RJF's right to receive a portion of Liberty's revenues and its option to acquire 20% of Liberty will be extinguished at the completion of the Transaction.


Mr. Ehlers is the sole director, Chief Executive Officer and Chief Investment Officer of Liberty. He also owns all of the outstanding capital stock issued by Liberty. Mr. Kinnicutt is Liberty's President and Chief Operating Officer. The address of Messrs. Ehlers and Kinnicutt is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607.

There have been no purchases or sales by any of the Trustees of the Portfolio Series or any of the Directors of AUSA of any interests in Liberty or New Liberty or any of their subsidiaries since the beginning of the Subaccount's and the Portfolio's most recently completed fiscal year. No officer or Trustee of the Portfolio Series or officer or Director of AUSA is an officer, employee or shareholder of Liberty or New Liberty or owns securities or has any other material direct or indirect interest in Liberty or New Liberty or any other person controlling, controlled by or under common control with Liberty or New Liberty. Since January 1, 1996, none of the Trustees of the Portfolio Series nor any of the Directors of AUSA has had any material interest, direct or indirect, in any material transaction, or in any material proposed transaction, to which (i) Liberty or New Liberty, (ii) any affiliated person of Liberty or New Liberty who controls Liberty or New Liberty either directly or indirectly through one or more intermediaries, or (iii) any subsidiary of any such affiliated person of Liberty or New Liberty, was or is to be a party.

Other investment companies having a similar investment objective as the Portfolio for which New Liberty or its affiliates plan to serve as an investment adviser or subadviser after the Transaction and the rates of compensation therefor, are set forth in Exhibit B attached hereto.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Portfolio Series has determined that, by approving the New Liberty Subadvisory Agreement, the Portfolio can best assure itself that services now being provided by Liberty will continue to be provided without interruption.


At a meeting on November 12, 1996, the Trustees of the Portfolio Series considered information with respect to whether the New Liberty Subadvisory Agreement with New Liberty was in the best interests of the Portfolio and its holders of beneficial interests. The Board of Trustees of the Portfolio Series considered, among other factors, the level of quality of subadvisory services provided to the Portfolio; that, subject to the approval of the Board of Trustees of the Portfolio Series and the required approval of holders of beneficial interests, the same personnel at Liberty who provide services to the Portfolio would continue to do so under the New Liberty Subadvisory Agreement; that the subadvisory fees would not change under the New Liberty Subadvisory Agreement; and that the Portfolio would not be subjected to any unfair burden as a result of the transaction. The Board of Trustees of the Portfolio Series also considered, as they have in the past, the nature and quality of services expected to be provided by New Liberty and information regarding fees, expense ratios and performance. In evaluating New Liberty's ability to provide services to the Portfolio, the Trustees considered information as to New Liberty's business organization, financial resources and personnel and other matters, including the management responsibilities of Mr. Ehlers with respect to New Liberty and both Messrs. Ehlers' and Ebright's specialized experience and success as growth and equity portfolio managers. The Board of Trustees of the Portfolio Series also considered that under circumstances in which best price and execution may be obtained from more than one broker or dealer, New Liberty may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to New Liberty. Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and New Liberty, New Liberty has advised that such information is, in its opinion, only supplementary to New Liberty's own research activities and the information must still be analyzed, weighed and reviewed by New Liberty. It was noted that such information may be useful to New Liberty in providing services to clients other than the Portfolio. Conversely, it was noted such information provided to New Liberty by brokers and dealers through whom other clients of New Liberty effect securities transactions may be useful to New Liberty in providing services to the Portfolio.

Based upon its review, the Board of Trustees of the Portfolio Series concluded that the New Liberty Subadvisory Agreement with New Liberty is reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and that the fees provided in the New Liberty Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Portfolio Series, including the Trustees who are not parties to the Liberty Subadvisory Agreement or the New Liberty Subadvisory Agreement or interested persons (as defined in the 1940
Act) of any such party, unanimously approved the New Liberty Subadvisory Agreement and voted to recommend its approval by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE


Approval of the New Liberty Subadvisory Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the issuer's outstanding voting securities (a "1940 Act Majority").


AUSA, as the legal owner of all of the assets of the Subaccount, has been asked to vote on the approval of the New Liberty Subadvisory Agreement. AUSA will vote on the approval of the New Liberty Subadvisory Agreement in accordance with the instructions received from Contract Holders at the Meeting. The percentage of the Subaccount's votes representing Contract Holders not voting at the Meeting will be voted by AUSA in the same proportion as those cast by Contract Holders who do, in fact, vote. Each Contract Holder will in turn provide voting instructions to AUSA with respect to the Contract Holder's Units in accordance with instructions received from its Participants. For Units for which no timely instructions from Participants are received, the Contract Holders will instruct AUSA to vote those Units in the same proportion as Units for which the Contract Holder did, in fact, receive voting instructions.

Because there are holders of beneficial interests in the Portfolio besides the Subaccount, it is possible that the New Liberty Subadvisory Agreement will not be approved by the requisite vote, even if AUSA is instructed to vote for approval of the New Liberty Subadvisory Agreement by a 1940 Act Majority of the outstanding Units. It is also possible that the New Liberty Subadvisory Agreement will be approved by the requisite vote, even if AUSA is instructed to vote against approval of the Chancellor Investment Subadvisory Agreement by a 1940 Act Majority of the outstanding Units.

In the event that the New Liberty Subadvisory Agreement does not receive the requisite approval, the Adviser could negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS THAT CONTRACT HOLDERS AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE NEW LIBERTY SUBADVISORY AGREEMENT.

ITEM 2.    RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Coopers & Lybrand L.L.P. has served as the Portfolio's independent certified public accountants since the commencement of its operations of the Portfolio on January 3, 1994. The Portfolio has requested the ratification of such selection by its holders of beneficial interests (including AUSA, as the legal owner of all of the assets of the Subaccount). It is intended that proxies cast by the Contract Holders not voted to the contrary will be voted to instruct AUSA to vote in favor of ratifying the selection of Coopers & Lybrand L.L.P. under
Section 32(a) of the 1940 Act as independent public accountants for the Portfolio, to certify every financial statement of the Portfolio required by any law or regulation to be certified for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has no direct or material indirect interest in the Portfolio.

   Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting.

REQUIRED VOTE

      Ratification of the selection of Coopers & Lybrand L.L.P. as the independent certified public accountants of the Portfolio will require the vote of a 1940 Act Majority of the outstanding voting securities of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. AUSA, as the legal owner of all of the assets of the Subaccount, has been asked to vote on the ratification of Coopers & Lybrand L.L.P. as the independent certified public accountants of the Portfolio. AUSA will cast all of the Subaccount's votes with respect to the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Portfolio in accordance with the instructions received from Contract Holders at the Meeting. The percentage of the Subaccount's votes representing Contract Holders not voting at the Meeting will be voted by AUSA in the same proportion as those cast by Contract Holders who do, in fact, vote. Each Contract Holder will in turn provide voting instructions to AUSA with respect to the Contract Holder's Units in accordance with instructions received from its Participants. For Units for which no timely instructions from Participants are received, the Contract Holders will instruct AUSA to vote those Units in the same proportion as Units for which the Contract Holders did, in fact, receive voting instructions.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS THAT CONTRACT HOLDERS AND THEIR PARTICIPANTS VOTE FOR RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE PORTFOLIO.

ITEM 3.    OTHER BUSINESS

The management of AUSA knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.


ADDITIONAL INFORMATION

The principal underwriter and distributor of the Contracts is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577.


For the most recently completed fiscal year of the Portfolio, no commissions were paid to any broker that (i) is an affiliated person of the Portfolio, or
(ii) is affiliated with any such person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Liberty, or the administrator or the principal underwriter of the Portfolio.


YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.



                      By Order of the Board of Directors,


                      Robert F. Colby, Vice President and Assistant Secretary




January 31, 1997

                                                                      EXHIBIT A

                        INVESTMENT SUBADVISORY AGREEMENT



      INVESTMENT SUBADVISORY AGREEMENT, dated as of March __, 1997, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Liberty Investment Management, a division of Goldman Sachs Asset Management ("Subadviser").


                                  WITNESSETH:

      WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Special Equity Portfolio, a series of Diversified Investors Portfolios ("Portfolio"); and

      WHEREAS, Diversified desires to retain the Subadviser to furnish it with portfolio management services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadviser is willing to furnish such services to Diversified;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


      1. Duties of the Subadviser. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadviser to perform the portfolio management services described herein for the investment and reinvestment of that portion of the Portfolio's assets (the "Assets") allocated to the Subadvisor by Diversified, subject to the control and direction of Diversified and the Portfolio's Board of Trustees, for the period and on the terms hereinafter set forth.

      The Subadviser shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets shall be held uninvested, subject always to the provisions of the Investment Company Act of 1940, as amended ("1940 Act"), and to the Portfolio's then-current Prospectus and Statement of Additional Information ("SAI").

      In particular, the Subadviser shall: (i) continuously review, supervise and administer the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments on a periodic basis; (iii) determine, in the Subadviser's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadviser's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities;
(v) determine, in the Subadviser's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Portfolio as Diversified may request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadviser's activities which the Portfolio is required to by law maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadviser's discharge of the foregoing responsibilities.

      The Subadviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Should the Board of Trustees of the Portfolio at any time, however, make any definite determination as to investment policy and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

      The Subadviser shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed to seek for the Portfolio, in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Subadviser or the Portfolio, subject to any applicable laws, rules and regulations.

      2. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadviser or Diversified; governmental fees; interest charges: taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

      3. Compensation of the Subadviser. For the services to be rendered, Diversified shall pay to the Subadviser an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadviser serves for less than the whole of any period specified, its compensation shall be prorated.

      4. Covenants and Representations of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or with the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Portfolio's Articles, and will comply with all other provisions of the Portfolio's Articles and By-Laws and any current Prospectus of the Portfolio relative to the Subadviser, Advisor and its Trustees and officers.


      5. Limits on Duties. The Subadviser shall be responsible only for managing the Assets in good faith and in accordance with the investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) selection of such investment guidelines, (ii) advice on, or management of, any other assets for Diversified, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through this Agreement, and shall be indemnified by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to brokers and commission merchants, fines, taxes, penalties and interest. Subadviser, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by it or any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above shall be inapplicable.


      The Subadviser may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadviser. Also, the Subadviser shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed by the proper person or persons.

      6. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadviser or Diversified, at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

      This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadviser may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

      This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority or the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      7. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the Investment Company Act which are prepared or maintained by the Subadviser on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

      8. Survival of Compensation Rights. All rights of compensation under this Agreement shall survive the termination of this Agreement.

      9. Entire Agreement. This Agreement states the entire agreement of the parties with respect to management of the Portfolio and may not be amended except in a writing signed by the parties.

      10. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      11. Change of Management and Pending Litigation. Subadviser represents to Diversified that it will disclose to Diversified as soon as it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadviser represents to Diversified that it will similarly disclose to Diversified, as soon as it has knowledge, the existence of any pending or threatened, significant legal action being brought against it whether in the form of a lawsuit or an investigation by any federal or state governmental agency.


      Diversified represents to Subadviser that any information received by Diversified pursuant to this section will be kept strictly confidential, except as Diversified may deem reasonably necessary to comply with applicable legal requirements and requests of regulatory authorities.


      12. Use of Name. Subadviser hereby agrees that Diversified may use the Subadviser's name in its marketing or advertising materials. Diversified agrees to allow the Subadviser to examine and approve any such materials prior to use.

      IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                               Diversified Investment Advisors, Inc.




                               By:____________________________




                               Liberty Investment Management, a division of Goldman Sachs Asset Management




                               By:____________________________

                                   SCHEDULE A


                         INVESTMENT ADVISORY AGREEMENT



      AGREEMENT made as of January 3, 1994 by and between the Special Equity Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

      WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

      WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

      WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

      NOW, THEREFORE, this Agreement

                                  WITNESSETH:

      In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

      2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

           (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadviser or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

      3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

      Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with the obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

      Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

      In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

      Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

      (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

      (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

      (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

      (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

      (f) Diversified shall also provide the Portfolio with the following services as may be required:

      (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

      (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

     (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

      (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

      (v)  maintaining books and records of the Portfolio.

      4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

      5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .80% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from the date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N 1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

      In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

      6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

      7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

      8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

      Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

      This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are including for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

      9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                        Diversified Investors Portfolios

/s/ John J. Hughes             By:/s/ Tom Schlossberg
                                  Tom Schlossberg
                                  Chairman and President

Attest:                        Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr          By:/s/ Gerald L. Katz
                                  Gerald L. Katz
                                  Vice President and CFO

                                   SCHEDULE B


The Subadviser shall be compensated for its service under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.


                                  FEE SCHEDULE

                               .50% of net assets


Net assets are equal to the market value of the Subadviser's portion of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

                                                                      EXHIBIT B



    Investment Companies for which New Liberty is expected to serve as Investment Adviser or Subadviser

                                                 Yearly rate of compensation
Fund name and asset size                         as a percentage of net assets

CORE EQUITY ACCOUNTS


EAI Select Managers Equity Fund
($15 million in assets as of 12/31/96)           0.375%

Heritage Capital Appreciation Trust
($75 million in assets as of 12/31/96)           0.25%


SMALL CAPITALIZATION ACCOUNTS


Managers Special Equity Fund
($83 million in assets as of 12/31/96)           0.50%

                                     PROXY


                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                           SPECIAL EQUITY SUBACCOUNT
                                       OF
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                             A SEPARATE ACCOUNT OF
                       AUSA LIFE INSURANCE COMPANY, INC.

               A PROXY FOR A SPECIAL MEETING OF CONTRACT HOLDERS
                          TO BE HELD FEBRUARY 28, 1997


      The undersigned owner of a group variable annuity contract (a "Contract") issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in the Diversified Investors Variable Funds Special Equity Subaccount (the "Subaccount"), a subaccount of Diversified Investors Variable Funds (the "Diversified Account"), revoking all Proxies heretofore given, hereby appoints each of Tom A. Schlossberg, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of the undersigned its unit interests in the Subaccount which the undersigned is entitled to vote at the Special Meeting of Contract Holders of the Subaccount to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on February 28, 1997 at 9:30 a.m. Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:


PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AUSA.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To instruct AUSA to vote with respect to the approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Liberty Investment Management, a division of Goldman Sachs Asset
      Management:

      _______ FOR        _______ AGAINST        _______ ABSTAIN

2. To instruct AUSA to vote with respect to the selection of Coopers & Lybrand L.L.P. as independent public accountants of Special Equity Portfolio, a series of Diversified Investors Portfolios, for the year ended December 31, 1997:

      _______ FOR        _______ AGAINST        _______ ABSTAIN

THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                               -----------------------------------
                               Signature of Contract Holder

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Please sign, date and return in the enclosed envelope.

                                     BALLOT


                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                           SPECIAL EQUITY SUBACCOUNT
                                       OF
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
            A SEPARATE ACCOUNT OF AUSA LIFE INSURANCE COMPANY, INC.

             INSTRUCTIONS FOR A SPECIAL MEETING OF CONTRACT HOLDERS
                          TO BE HELD FEBRUARY 28, 1997


      The undersigned, a participant in a Group Variable Annuity Contract (the "Contract") issued by AUSA Life Insurance Company, Inc. ("AUSA") hereby instructs the holder of such Contract (the "Contract Holder") to vote its unit interests in the Diversified Investors Variable Funds Special Equity Subaccount (the "Subaccount"), a subaccount of Diversified Investors Variable Funds (the "Diversified Account"), which are attributable to the undersigned's participation in the Contract and which the Contract Holder is entitled to vote at the Special Meeting of Contract Holders of the Subaccount to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on February 28, 1997 at 9:30 a.m. Eastern Time, and at any adjournment thereof, as follows:


INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF DIRECTORS OF AUSA RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS.

1. To instruct AUSA to vote with respect to the approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Liberty Investment Management, a division of Goldman Sachs Asset
      Management:

      _______ FOR        _______ AGAINST        _______ ABSTAIN

2. To instruct AUSA to vote with respect to the selection of Coopers & Lybrand L.L.P. as independent public accountants of Special Equity Portfolio, a series of Diversified Investors Portfolios, for the year ended December 31, 1997:

      _______ FOR        _______ AGAINST        _______ ABSTAIN

THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED TO VOTE IN ITS DISCRETION UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_________________

                          _______________________________________
                          Signature

                          _______________________________________
                          Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS BALLOT When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.